Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT (this “Amendment”), dated as of April 5, 2013, between Flying Fortress Inc., a California corporation (the “Borrower”), each “Borrower Party” party to the Credit Agreement referred to below, the Consenting Lenders (as defined below) and the New Lenders (as defined below) executing this Amendment on the signature pages hereto, and Bank of America, N.A., as Collateral Agent and Administrative Agent.

WHEREAS, the parties hereto (other than the New Lenders (as defined below)) are party to a Term Loan Credit Agreement dated as of February 23, 2012 (as otherwise heretofore amended, modified and supplemented and in effect on the date hereof, the “Credit Agreement”);

WHEREAS, the terms used herein, including in the preamble and recitals hereto, not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement;

WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as set forth herein;

WHEREAS, each Lender party to the Credit Agreement immediately prior to the effectiveness of this Amendment which is executing a counterpart of this Amendment (each, a “Consenting Lender”) desires to consent to the amendments set forth herein and, in connection therewith, in respect of its Loans, has the choice to elect either (a) Option A (as defined below) or (b) Option B (as defined below);

WHEREAS, each Lender that does not desire to consent to the amendments set forth herein by executing a counterpart of this Amendment and electing Option A or Option B in accordance with the terms hereof (each, a “Non-Consenting Lender”) wishes to cease to be a party to the Credit Agreement as a “Lender” thereunder;

WHEREAS, each Lender that is not a party to the Credit Agreement immediately prior to the effectiveness of this Amendment, and which is executing a counterpart of this Amendment (each, a “New Lender”) wishes to consent to the amendments set forth herein and to become a party to the Credit Agreement and a Lender thereunder;

WHEREAS, subject to certain conditions, such amendments and modifications shall include the addition of a new term loan facility (the loans thereunder, the “New Loans”), which shall be composed of the proceeds of new advances used to replace the outstanding Loans and/or the conversion of outstanding Loans under the Credit Agreement (the “Existing Loans”), in each case that will be governed by the terms of this Amendment;

WHEREAS, the New Loans will have the same terms as the Existing Loans except as otherwise set forth herein;

WHEREAS, each Lender party to the Credit Agreement immediately prior to the effectiveness of this Amendment (each, an “Existing Lender”) that is a Consenting Lender agrees to convert its Existing Loans to New Loans in a principal amount up to the aggregate outstanding principal amount of its Existing Loans if it has elected Option A (if any) (the “Continued Loans”), or agrees to make or purchase New Loans in a principal amount up to the aggregate outstanding principal amount of its Existing Loans if it has elected Option B, and further agrees to make or purchase any additional New

Loans in an amount such Consenting Lender has separately agreed, in each case subject to the terms hereof; and

WHEREAS, each New Lender will make New Loans to Borrower on the Amendment Effective Date in the amount of its commitment subject to the terms hereof;

NOW, THEREFORE, the parties hereto agree that the Credit Agreement shall be amended as set forth herein, and the parties hereto otherwise agree as follows:

Section 1.  Definitions.  Except as otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

2.01.  General.

(a)                                 References in the Loan Documents to “this Agreement” or the “Credit Agreement” or the like (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

(b)                                 Each Consenting Lender and each New Lender shall be deemed to be a “Lender” under and for all purposes of the Credit Agreement, and each New Loan shall be deemed to be a “Loan” under and for all purposes of the Credit Agreement (except as the context may otherwise require).

(c)                                  Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments, in each case to the extent that such obligations by their express terms under the Credit Agreement survive a prepayment of the Loans, shall continue in full force and effect with respect to, and for the benefit of, each Existing Lender (including each Non-Consenting Lender) in respect of such Existing Lender’s Existing Loans, and the amounts due and owing to any Existing Lender that accrued prior to the Amendment Effective Date shall be such amounts as determined in accordance with the Credit Agreement as in effect prior to the Amendment Effective Date; provided that no payments under Section 2.08(m) of the Credit Agreement or other break funding payments shall be due or payable to any Existing Lender with respect to the portion of any Existing Loans which is converted to New Loans pursuant to its election of Option A or equal to the amount of New Loans made or purchased by such Existing Lender pursuant to its election of Option B, and in no event is any Premium Amount with respect to the Existing Loans due and payable to any Existing Lender (whether a Consenting Lender or a Non-Consenting Lender).

(d)                                 This Amendment shall additionally constitute a “Loan Document”.

(e)                                  Each reference to CUSIP numbers shall be deemed to be a reference to the following CUSIP numbers: “Deal CUSIP Number: 34407JAA4, Facility CUSIP Number: 34407JAC0”.

(f)                                   No prepayment notice shall be required in respect of the prepayments effected in accordance with this Amendment, other than this Amendment and any communications with the Existing Lenders in connection herewith (including the Memorandum).  In addition, no Borrowing Notice or Release Request, or other notice of borrowing or release request, shall be required in connection with any New Loan.

(g)                                  Each Consenting Lender’s and New Lender’s Commitment and Applicable Percentage with respect to the New Loans shall be as notified to them by the Arranger (as defined in the Memorandum).  Each Consenting Lender’s Commitment with respect to the New Loans shall be no greater than such Consenting Lender’s Commitment was with respect to the Existing Loans unless otherwise agreed with the Arranger, and each New Lender’s Commitment shall be no greater than the amount agreed with the Arranger; provided that the aggregate Commitments with respect to the New Loans shall be no greater than $750,000,000.

(h)                                 All New Loans that are funded hereunder shall be deemed made immediately prior to the prepayment of any Loan.  Accordingly, in connection with the conversion and/or prepayment of Existing Loans, and funding of New Loans, contemplated hereby, at all times Obligations shall remain outstanding under the Credit Agreement and no discharge or release of the Secured Obligations nor of any Security Document shall occur as result hereof (except to the extent any release of Collateral is permitted pursuant to the Credit Agreement, and requested by the Borrower, in connection with the reduction in the aggregate outstanding principal amount of Loans from $900,000,000 to $750,000,000).

2.02.  Amended and Restated Definitions.  Section 1.01 of the Credit Agreement shall be amended by amending and restating the following definitions in their entirety to read as follows:

“Applicable Margin” means 2.75% per annum; provided that for any period in which the Base Rate applies to the Loans, the Applicable Margin shall be 1.75% per annum.

“Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender’s Commitment at such time.  If the commitment of each Lender to make Loans has been terminated pursuant to Article 6 or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments.  The initial Applicable Percentage as of the First Amendment Effective Date of each Lender making New Loans on such date (including by way of conversion of its prior Loans) is as notified by the Administrative Agent (or its Affiliate) to such Lender in accordance with the First Amendment or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Arranger Entity” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs Lending Partners LLC and each of their respective Affiliates.

“Commitment” means, as to each Lender, its obligation to make the Loans to the Borrower pursuant to Section 2.01, in an aggregate principal amount at any one time outstanding not to exceed the amount as notified by the Administrative Agent (or its Affiliate) to such Lender in accordance with the First Amendment or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“LIBO Rate” means, with respect to any Borrowing for any Interest Period, the greater of (a) 0.75% per annum and (b) the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent (and agreed to by the Borrower, such consent of the Borrower not to be unreasonably withheld or delayed) from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided that, with respect to the initial Interest Period, BBA LIBOR shall be determined based on an Interest Period of four (4) months. If such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Borrowing for such Interest Period shall be the greater of (a) 0.75% per annum and (b) the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Loans and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

“Premium Amount” means, with respect to any principal amount being prepaid, an amount equal to (a) except as provided in clause (b) below, 1% of such principal amount being prepaid if the date of such prepayment is made on or after the First Amendment Effective Date and on or prior to the date ending six months thereafter or (b) $0.00 if (i) the date of such prepayment is on or after the six-month anniversary of the First Amendment Effective Date, (ii) such prepayment is made in connection with an LTV Cure other than an LTV Cure to the extent attributable to a Removal (other than as described in the following clause (iii)) or to a Deemed Removal, (iii) such prepayment is made as a result of an Event of Loss of a Pool Aircraft or as a result of an event described in the second proviso of Appraised Value (except a Deemed Removal) or a Specified Representation Deficiency, provided that such prepaid amount does not exceed an amount equal to the Appraised Value (determined without having regard to the event giving rise to the prepayment) of such Pool Aircraft or (iv) pursuant to Section 9.06 (other than clause (iv) thereof).

2.03.  New Definitions.  Section 1.01 of the Credit Agreement shall be amended by adding the following definitions in appropriate alphabetical order:

“Consenting Lender” has the meaning set forth in the First Amendment.

“First Amendment” means First Amendment to Credit Agreement, dated as of April 5, 2013, among the Borrower, the other Borrower Parties, the Consenting Lenders, the New Lenders, the Administrative Agent and the Collateral Agent.

“First Amendment Effective Date” means the “Amendment Effective Date”, as defined in the First Amendment.

“New Lender” has the meaning set forth in the First Amendment.

“New Loan” has the meaning set forth in the First Amendment.

2.04.          Other Amendments

(a)                                 Section 2.01 shall be amended by replacing the terms thereof with the following:

(a)                                 On the Effective Date, subject to the terms and conditions and relying on the representations and warranties set forth herein, each Lender as of such date agreed to make a Loan to the Borrower in a principal amount equal to its Commitment by transfer of such amount to the Administrative Agent as described in Section 2.03, in each case subject to the terms of this Agreement as in effect as of such date.  On the First Amendment Effective Date, subject to the terms and conditions and relying on the representations and warranties set forth herein and in the First Amendment, each Consenting Lender and each New Lender agrees to make a New Loan to the Borrower in a principal amount equal to its Commitment (in the case of certain Consenting Lenders, by converting its Existing Loans to New Loans, and in the case of certain Consenting Lenders, by making or purchase of New Loans, in each case to the extent provided pursuant to the terms of the First Amendment).  Other than as provided in the First Amendment, the Loans and the Commitments hereunder are not revolving and amounts repaid or prepaid may not be reborrowed.

(b)                                 Any undrawn portion of the Commitments shall automatically terminate immediately after the Borrowing on the First Amendment Effective Date.

(b)                                 Each reference to “Effective Date” in Section 2.02, 2.03 and 2.05(d) of the Credit Agreement shall be deemed to mean the First Amendment Effective Date with respect to the New Loans, except that no Borrowing Request or Release Request shall be required and the Borrowing Date and Release Date for all New Loans shall be the Amendment Effective Date.

(c)                                  The following clause shall be added to Section 2.03:

(d)                                 Notwithstanding the foregoing or any other provision of the Credit Agreement, but subject only to satisfaction of conditions precedent to the occurrence of the First Amendment Effective Date set forth in the First Amendment, on the First Amendment Effective Date, all of the proceeds of the New Loans shall be applied to prepay the Existing Loans (as defined in the First Amendment) and all Existing Loans that are not paid off shall be deemed converted to and continued as New Loans.

(d)                                 The following sentence shall be added to Section 3.04 of the Credit Agreement:  ILFC’s audited consolidated financial statements as at December 31, 2012, copies of which have been furnished to each Lender, have been prepared in accordance with GAAP and fairly present the financial condition of ILFC and its Subsidiaries as at such date and the results of their operations for the period then ended

(e)                                  The following sentences shall be added to Section 3.15 of the Credit Agreement:  As of the First Amendment Effective Date (and as also reflected on ILFC’s consolidated balance sheet dated as of December 31, 2012, and confirmed by the Appraisals dated as of December 31, 2012, as the case may be, delivered to the Administrative Agent as a condition to the occurrence of the First Amendment Effective Date), the fair value of the assets of each of (x) ILFC and (y) the Borrower and its Subsidiaries taken as a whole, exceed their respective liabilities.  As of the First Amendment Effective Date, neither the Transaction Parties taken as a whole nor ILFC nor the Borrower is or will be rendered insolvent as a result of the transactions contemplated by this Agreement and the other Loan Documents.

(f)                                   The following sentence shall be added to Section 3.19 of the Credit Agreement:  The proceeds of the New Loans will be used by the Borrower to refinance the Existing Loans.

(g)                                  Section 9.06 of the Credit Agreement shall be amended by adding the following sentences thereto:  Each Lender agrees that if the Borrower exercises its option hereunder to cause an assignment by such Lender, each Lender hereby authorizes and directs the Administrative Agent to execute and deliver such documentation as may be required to give effect to such assignment on behalf of such Lender as assignor and any such documentation so executed by the Administrative Agent shall be effective for purposes of documenting an assignment pursuant to Section 9.06.

2.04.  Schedules and Exhibits.  Schedules 3.14, 3.17(a), 3.17(b) and 9.19 of the Credit Agreement shall be amended by replacing such schedules and exhibits with the corresponding schedules and exhibits hereto.

Section 3.  Representations and Warranties.  The Borrower and each other Borrower Party represents and warrants to the Lenders that the representations and warranties of the Borrower Parties contained in Article 3 of the Credit Agreement (as amended hereby) and contained in each other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date.

Section 4.  Conditions Precedent.  As provided in Section 2 above, the amendments to the Credit Agreement contemplated hereby shall become effective as of April 5, 2013 (the “Amendment Effective Date”), upon the satisfaction of the following conditions precedent, provided that such conditions precedent are satisfied on or prior to the Amendment Effective Date:

(a)                                 The Administrative Agent (or its counsel) shall have received the signature pages to this Amendment duly executed by each of (i) the Borrower, (ii) the Borrower Parties, (iii) the Consenting Lenders and (iv) each New Lender.

(b)                                 The Administrative Agent shall have received a favorable written opinion (addressed to each Lender Party and dated the Amendment Effective Date) of each of Clifford Chance US LLP with respect to New York law, in-house counsel to ILFC with respect to California law and other matters, and A&L Goodbody with respect to Irish law, as to such matters as the Administrative Agent may reasonably request, dated as of the Amendment Effective Date and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

(c)                                  The representations and warranties of the Borrower Parties contained in Article 3 of the Credit Agreement (as amended hereby) and contained in each other Loan Document shall be true and correct on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and an Officer’s Certificate of ILFC shall so certify on and as of the Amendment Effective Date to the Administrative Agent and the Lenders.

(d)                                 The Administrative Agent shall have received evidence satisfactory to it that the outstanding principal amount of and interest on the Existing Loans of, and all other amounts owing under or in respect of, the Credit Agreement to any Non-Consenting Lender and any Consenting Lender (to the extent such Consenting Lender’s Commitment with respect to the New Loans shall be less than its Commitments in respect of the Existing Loans) shall have been (or shall simultaneously with the making of the New Loans be) paid to each such Non-Consenting Lender and Consenting Lender in accordance with Section 9.06 of the Credit Agreement.

(e)                                  The Administrative Agent shall have received evidence satisfactory to it that each Consenting Lender electing Option B shall have received (or shall simultaneously with the making of the New Loans receive), payment of an amount equal to the outstanding principal amount of and interest on its Existing Loans subject to Option B.

(f)                                   The Borrower shall have paid all other fees and other amounts due and payable by it under the Credit Agreement, and all other out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder, under any Loan Document or as separately agreed between any Borrower Party and any arranger in respect of this Amendment.

(g)                                  The Administrative Agent shall have received an LTV Certificate, dated as of the Amendment Effective Date with Appraisals dated as of December 31, 2012, and on the Amendment Effective Date (after giving effect to the prepayment of the Existing Loans and making of the New Loans pursuant hereto) the Borrower shall be in compliance with the Loan-to-Value Ratio.

(h)                                 Each Lender who requests a Note and has returned its Note with respect to the Existing Loan (if any) to the Administrative Agent for cancellation (or the Administrative Agent, on behalf of each such Lender) shall have received a signed original of a Note with respect to its Loan, duly executed by the Borrower.

(i)                                     Prior to the Amendment Effective Date, the Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act.

(j)                                    On the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing.

(k)                                 The Administrative Agent shall have received such documents and certificates as it or its counsel may reasonably request relating to the organization, existence and, if applicable, good standing of each Obligor, the authorization of the transactions contemplated by the Loan Documents and any other legal matters relating to the Obligors, the Loan Documents, the Collateral or the transactions contemplated hereby or thereby, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

For purposes of determining compliance with the conditions specified in this Section 4, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by this Amendment shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.  The Administrative Agent shall promptly notify the parties hereto of the occurrence of the Amendment Effective Date.

Section 5.  Consent Options.

(a)                                 As described in the Memorandum for Lenders dated March 25, 2013 posted to Lenders in connection with this Amendment (the “Memorandum”), Consenting Lenders may elect either (a) a cashless roll as described in the Memorandum (“Option A”) or (b) a cash roll as described in the Memorandum (the “Option B”).  Election of either Option A or Option B shall be made by each Consenting Lender by indicating its election on the signature page hereto (a copy of which is attached to the Memorandum as Annex I).  Any Existing Lender executing a signature page hereto but not indicating its election on its signature page will be treated as a Non-Consenting Lender unless such Existing Lender otherwise indicates its election to the Arranger (as defined in the Memorandum) to the Arranger’s satisfaction.  By executing a signature page hereto, each Consenting Lender agrees to the procedures and terms set forth in the Memorandum.

(b)                                 Each Consenting Lender electing Option B and each New Lender hereby irrevocably commits that it or its designee is an Eligible Assignee and that it shall make its New Loans or purchase and assume New Loans from Bank of America, N.A. (the “Assignor”) promptly after the prepayment of its Existing Loans, in an amount equal to the aggregate amount of the Existing Loans previously held by it (or such lesser amount determined by the Assignor), and shall promptly execute and deliver (or cause its designee to execute and deliver) one or more Assignment and Assumptions reflecting such purchase provided to it by the Assignor.

Section 6.  Non-Consenting Lenders.

Subject to payment of amounts due and owing to them in accordance herewith, effective as of the Amendment Effective Date, each Non-Consenting Lender shall cease to be, and shall cease to have any of the rights and obligations of, a “Lender” under the Credit Agreement (except for those provisions that provide for their survival (including without limitation those provisions referred to in Section 9.07 of the Credit Agreement), which provisions shall survive and remain in full force and effect for the benefit of the Non-Consenting Lenders).

Section 7.  Acknowledgement and Ratification.  Each of the Borrower Parties hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the modifications effected pursuant to this Amendment.  The Borrower and each Borrower Party hereby confirms that at all times Obligations remain outstanding under the Loan Documents and each Loan Document, as amended hereby, to which it is a party or otherwise bound and all collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent provided in accordance with the Loan Documents, as amended hereby, the payment and performance of all Obligations, and confirms its grants to the Collateral Agent of a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the Obligations.  The Borrower and each Borrower Party hereby agrees and admits that as of the date hereof it has no defenses to or offsets against any of its obligations to the Administrative Agent or any Lender under the Loan Documents.  Each Obligor hereby ratifies and confirms its guaranty of the Guaranteed Obligations as set forth in Article 7 of the Credit Agreement, as amended hereby.

Section 8.  Miscellaneous.  Each Lender by its signature hereto instructs the Administrative Agent to execute this Amendment.  Except as herein provided, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first set forth above.

BORROWER:

Flying Fortress Inc.

By:	/s/ Pamela S. Hendry
Name:	Pamela S. Hendry
Title:	Senior Vice President & Treasurer

BORROWER PARTIES:

INTERNATIONAL LEASE FINANCE CORPORATION

By:	/s/ Pamela S. Hendry
Name:	Pamela S. Hendry
Title:	Senior Vice President & Treasurer

FLYING FORTRESS FINANCING INC.

By:	/s/ Pamela S. Hendry
Name:	Pamela S. Hendry
Title:	Senior Vice President & Treasurer

FLYING FORTRESS US LEASING INC.

By:	/s/ Pamela S. Hendry
Name:	Pamela S. Hendry
Title:	Senior Vice President & Treasurer

SIGNED AND DELIVERED AS A DEED FOR AND ON BEHALF OF FLYING FORTRESS IRELAND LEASING LIMITED BY ITS DULY AUTHORIZED ATTORNEY

/s/ Niall C. Sommerville
Niall C. Sommerville
Attorney

in the presence of

/s/ Sarah Caprani
Name: Sarah Caprani
Address: 30 North Wall Quay Dublin
Occupation: Practising Solicitor

ADMINISTRATIVE AGENT

Bank of America, N.A.

By:	/s/ Don B. Pinzon
Name:	Don B. Pinzon
Title:	Vice President

COLLATERAL AGENT

Bank of America, N.A.

By:	/s/ Don B. Pinzon
Name:	Don B. Pinzon
Title:	Vice President

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	0934600 B.C. UNLIMITED LIABILITY COMPANY
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: DECORUS ULC

PLEASE CHECK:
$3,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Richard Taylor
		Name:	Richard Taylor
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

*  For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	PLEASE CHECK:

$4,500,000.00	☐ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Sally-Anne Kenny
		Name:	Sally-Anne Kenny
		Title:	Authorised Signatory

	*By:	/s/ Thomas Bleahene
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

	LENDER:	ACAS CLO 2007-1, Ltd By: American Capital Leveraged Finance Management, LLC (f/k/a American Capital Asset Management, LLC) as Portfolio Manager

PLEASE CHECK:
$2,000,000.00
☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Juan Miguel Estelo
		Name:	Juan Miguel Estelo
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

	LENDER:	ACAS CLO 2012-1, Ltd By: American Capital Leveraged Finance Management, LLC (f/k/a American Capital Asset Management, LLC) it’s Collateral Manager

PLEASE CHECK:
$2,000,000.00
☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Juan Miguel Estelo
		Name:	Juan Miguel Estelo
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Advanced Series Trust - AST First Trust Balanced Target Portfolio
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: First Trust Advisors L. P., its investment manager

PLEASE CHECK:
$1,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Scott Fries
		Name:	Scott Fries
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Advanced Series Trust - AST First Trust Capital Appreciation Target Portfolio
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: First Trust Advisors L. P., its investment manager

PLEASE CHECK:
$1,000,000.00
☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Scott Fries
		Name:	Scott Fries
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	LENDER: ADVANCED SERIES TRUST - AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO

$500,000	PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ William J. Morgan
		Name:	William J. Morgan
		Title:	Managing Director

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	AGF Floating Rate Income Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Eaton Vance Management as Portfolio Manager

PLEASE CHECK::
$500,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Michael B. Botthof
		Name:	Michael Botthof
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	LENDER:	AIMCO CLO, SERIES 2005-A

PLEASE CHECK:
$3,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Chris Goergen
		Name:	Chris Goergen
		Title:	Authorized Signatory

	*By:	/s/ Mark Cloghessy
		Name:	Mark Cloghessy
		Title:	Authorized Signatory

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	LENDER:	AIMCO CLO, SERIES 2006-A

PLEASE CHECK:
$3,000,000.00
☒ Option A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Chris Goergen
		Name:	Chris Goergen
		Title:	Authorized Signatory

	*By:	/s/ Mark Cloghessy
		Name:	Mark Cloghessy
		Title:	Authorized Signatory

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	LENDER:	ALLSTATE INSURANCE COMPANY

PLEASE CHECK:
$10,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Chris Goergen
		Name:	Chris Goergen
		Title:	Authorized Signatory

	*By:	/s/ Mark Cloghessy
		Name:	Mark Cloghessy
		Title:	Authorized Signatory

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	LENDER:	ALLSTATE LIFE INSURANCE COMPANY

PLEASE CHECK:
$3,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Chris Goergen
		Name:	Chris Goergen
		Title:	Authorized Signatory

	*By:	/s/ Mark Cloghessy
		Name:	Mark Cloghessy
		Title:	Authorized Signatory

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	LENDER:	AMMC CLO X, LIMITED

By: American Money Management Corp., as Collateral Manager

$2,000,000.00
PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ David P. Meyer
		Name:	David P. Meyer
		Title:	Senior Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.		ATLAS SENIOR LOAN FUND, LTD
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	LENDER:	By: Crescent Capital Group LP, its adviser

PLEASE CHECK:
$3,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Meric Topbas
		Name:	Meric Topbas
		Title:	Senior Vice President

	*By:	/s/ Gil Tollinchi
		Name:	Gil Tollinchi
		Title:	Managing Director

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	LENDER:	Avalon IV Capital, Ltd.
By: Invesco Senior Secured Management, Inc. as Asset Manager

$1,039,590.56
PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Individual

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	LENDER:	Aviva Life and Annuity Company

PLEASE CHECK:
$1,500,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Chris Langs
		Name:	Chris Langs
		Title:	VP

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	LENDER:	Bank of America, N.A.

PLEASE CHECK:
$4,942,261.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Jonathan M. Barnes
		Name:	Jonathan M. Barnes
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

BELL ATLANTIC MASTER TRUST
	LENDER:	By:	Crescent Capital Group LP, its sub-adviser

PLEASE CHECK:
$220,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Meric Topbas
		Name:	Meric Topbas
		Title:	Senior Vice President

	*By:	/s/ Gil Tollinchi
		Name:	Gil Tollinchi
		Title:	Managing Director

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

	LENDER:	Blue Shield of California

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)
$1,660,000.00

	By:	/s/ David Ardini
		Name:	David Ardini
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

	LENDER:	CCIF Loans Limited By: Goldman Sachs Asset Management, L.P., its sub advisor

PLEASE CHECK:
$3,725,000.00
☐ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Sally-Anne Kenny
		Name:	Sally-Anne Kenny
		Title:	Authorised S1gnatory

	*By:	/s/ Thomas Bleahene
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

	LENDER:	Cedar Funding Ltd.
By: AEGON USA Investment Management, LLC

PLEASE CHECK:
$2,000,000.00
☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL

	By:	/s/ Lisa Baltagi
		Name:	LendAmend LLC
		Title:	Administrator

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

	LENDER:	The City of New York Group Trust
By Invesco Senior Secured Management, Inc. as Investment Manager

PLEASE CHECK:
$3,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Individual

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

	LENDER:	Cole Brook CBNA Loan Funding LLC

PLEASE CHECK:
$1,000,000.00
☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL

	By:	/s/ Adam Kaiser
		Name:	Adam Kaiser
		Title:	Attorney-In-Fact

	*By:	N/A
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

LENDER: CONSUMER PROGRAM ADMINISTRATORS INC.

PLEASE CHECK:
$100,000
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ William J. Morgan
		Name:	William J. Morgan
		Title:	Managing Director

	*By:	N/A
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

	LENDER:	Crescent Senior Secured Floating Rate Loan Fund, LLC By: Crescent Capital Group LP, its advisor

PLEASE CHECK:
$540,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Meric Topbas
		Name:	Meric Topbas
		Title:	Senior Vice President

	*By:	/s/ Gil Tollinchi
		Name:	Gil Tollinchi
		Title:	Managing Director

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

	LENDER:	Diversified Credit Portfolio Ltd.
By: Invesco Senior Secured Management, Inc. as Investment Adviser
$3,084,807.77
PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Individual

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

	LENDER:	US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity)
By: Octagon Credit Investors, LLC as Portfolio Manager
$1,750,000.00
PLEASE CHECK:

☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL

	By:	/s/ Lauren Basmadjian
		Name:	Lauren Basmadjian
		Title:	Portfolio Manager

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

LENDER:
Dryden IX — Senior Fund 2005 p.l.c. By: Prudential Investment Management Inc., as Collateral Manager
$425,000.00
/s/ Brian Juliano
Brian Juliano Vice President

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

By:
Name:
Title:

	*By:	N/A
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

LENDER:
Dryden XI — Leveraged Loan CDO 2006 By: Prudential Investment Management Inc., as Collateral Manager
$600,000.00
/s/ Brian Juliano
Brian Juliano Vice President

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

By:
Name:
Title:

	By:	N/A
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

LENDER:
Dryden XVI — Leveraged Loan CDO 2006 By: Prudential Investment Management Inc., as Collateral Manager
$400,000.00
/s/ Brian Juliano
Brian Juliano Vice President

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

By:
Name:
Title:

	By:	N/A
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

LENDER:
Dryden XVIII Leveraged Loan 2007 Ltd. By: Prudential Investment Management Inc., as Collateral Manager
$350,000.00
/s/ Brian Juliano
Brian Juliano Vice President

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

By:
Name:
Title:

	By:	N/A
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

LENDER:
Dryden XXI Leveraged Loan CDO LLC By: Prudential Investment Management Inc., as Collateral Manager
$525,000.00
/s/ Brian Juliano
Brian Juliano Vice President

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

By:
Name:
Title:

	By:	N/A
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

LENDER:
Dryden XXII Senior Loan Fund By: Prudential Investment Management Inc., as Collateral Manager
$2,100,000.00
/s/ Brian Juliano
Brian Juliano Vice President

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

By:
Name:
Title:

	By:	N/A
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

LENDER:
Dryden XXIII Senior Loan Fund By: Prudential Investment Management, Inc., as Collateral Manager
$3,000,000.00
/s/ Brian Juliano
Brian Juliano Vice President

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

By:
Name:
Title:

	By:	N/A
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.

Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

LENDER:
Dryden XXIV Senior Loan Fund By: Prudential Investment Management, Inc., as Collateral Manager
$2,500,000.00
/s/ Brian Juliano
Brian Juliano Vice President

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

By:
Name:
Title:

	By:	N/A
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $1,000,000.00	LENDER:
Dryden XXV Senior Loan Fund By: Prudential Investment Management, Inc., as Collateral Manager
/s/ Brian Juliano
Brian Juliano
Vice President

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

By:
Name:
Title:

	By:	N/A
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	Duane Street CLO II, LTD. By: Napier Park Global Capital, LLC, As Collateral Manager
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:
LENDER:

$1,975,000.00	PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Roger Yee
		Name:	Roger Yee
		Title:	Director

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	Duane Street CLO III, LTD. By: Napier Park Global Capital, LLC, As Collateral Manager
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:
LENDER:

$2,700,000.00	PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Roger Yee
		Name:	Roger Yee
		Title:	Director

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	Duane Street CLO IV, LTD. By: Napier Park Global Capital, LLC, As Collateral Manager
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:
LENDER:

$2,610,000.00	PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Roger Yee
		Name:	Roger Yee
		Title:	Director

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Eaton Vance CDO IX Ltd.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Eaton Vance Management as Investment Advisor

$2,025,000.00	PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Michael B. Botthof
		Name:	Michael Botthof
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Eaton Vance CDO VII PLC
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $1,950,000.00		By: Eaton Vance Management as Interim Investment Advisor

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Michael B. Botthof
		Name:	Michael Botthof
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Eaton Vance CDO VIII, Ltd.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $2,900,000.00		By: Eaton Vance Management as Investment Advisor

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Michael B. Botthof
		Name:	Michael Botthof
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Eaton Vance CDO X PLC
Please set forth below the outstanding principal amount of Existing Loans held by the signingLender: $2,550,000.00		By: Eaton Vance Management as Investment Advisor

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Michael B. Botthof
		Name:	Michael Botthof
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Eaton Vance Floating-Rate Income Trust
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $3,800,000.00		By: Eaton Vance Management as Investment Advisor

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Michael B. Botthof
		Name:	Michael Botthof
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Eaton Vance Institutional Senior Loan Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $18,875,000.00		By: Eaton Vance Management as Investment Advisor

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Michael B. Botthof
		Name:	Michael Botthof
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $1,300,000.00		By: Eaton Vance Management as Investment Advisor

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Michael B. Botthof
		Name:	Michael Botthof
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Eaton Vance Limited Duration Income Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $3,475,000.00		By: Eaton Vance Management as Investment Advisor

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Michael B. Botthof
		Name:	Michael Botthof
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Eaton Vance Senior Floating-Rate Trust
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $3,350,000.00		By: Eaton Vance Management as Investment Advisor

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Michael B. Botthof
		Name:	Michael Botthof
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Eaton Vance Senior Income Trust
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $1,700,000.00		By: Eaton Vance Management as Investment Advisor

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Michael B. Botthof
		Name:	Michael Botthof
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Eaton Vance Short Duration Diversified Income Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $600,000.00		By: Eaton Vance Management as Investment Advisor

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Michael B. Botthof
		Name:	Michael Botthof
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Eaton Vance VT Floating-Rate Income Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $1,750,000.00		By: Eaton Vance Management as Investment Advisor

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Michael B. Botthof
		Name:	Michael Botthof
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER: Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

$35,000,000	PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Joseph Zambello
		Name:	Joseph Zambello
		Title:	Deputy Treasurer

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER: Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

$2,000,000	PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Joseph Zambello
		Name:	Joseph Zambello
		Title:	Deputy Treasurer

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER: Fidelity Floating Rate High Income Investment Trust, for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

$1,000,000	PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Joseph Zambello
		Name:	Joseph Zambello
		Title:	Deputy Treasurer

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER: Fidelity Summer Street Trust: Fidelity Series Floating Rate High income Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

$2,000,000	PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Joseph Zambello
		Name:	Joseph Zambello
		Title:	Deputy Treasurer

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Fifth Third Bank
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$15,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Ben Brodsky
		Name:	Ben Brodsky
		Title:	Officer

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	First Trust Senior Floating Rate Income Fund II
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: First Trust Advisors L.P., its investment manager

PLEASE CHECK:
$3,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	By:	/s/ Scott Fries
		Name:	Scott Fries
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

Flagship CLO VI
	By:	Deutsche Investment Management Americas, Inc.
As Collateral Manager
CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	By:	/s/ Antonio V. Versaci
Antonio V. Versaci, Director
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$3,000,000
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL

	*By:	/s/ Thomas R. Bouchard
		Name:	Thomas R. Bouchard
		Title:	Vice President

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Franklin CLO V, Ltd.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)
$4,140,000.00

	By:	/s/ David Ardini
		Name:	David Ardini
		Title:	Franklin Advisers, Inc. As Collateral Manager Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)
$3,550,000.00

	By:	/s/ Madeline Lam
		Name:	Madeline Lam
		Title:	Asst. Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)
$11,920,000.00

	By:	/s/ Madeline Lam
		Name:	Madeline Lam
		Title:	Asst. Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Franklin Templeton Series II Funds - Franklin Floating Rate II Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:

☒ OPTION A (CASHLESS)
$730,000.00
☐ OPTION B (CASH ROLL)

	By:	/s/ Madeline Lam
		Name:	Madeline Lam
		Title:	Asst. Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Future Fund Board of Guardians
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Oak Hill Advisors, L.P., as its Investment Advisor

PLEASE CHECK:
$3,615,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Glenn R. August
		Name:	Glenn R. August
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Galaxy VIII CLO, LTD
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: PineBridge Investments LLC Its Collateral Manager

PLEASE CHECK:
$4,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

4,000,000
*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Galaxy X CLO, LTD
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: PineBridge Investments LLC Its Collateral Manager

PLEASE CHECK:
$4,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

4,000,000
*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Galaxy XI CLO, LTD
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: PineBridge Investments LLC Its Collateral Manager

$4,000,000.00	PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

4,000,000
*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	GANNETT PEAK CLO I, LTD.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: THL Credit Senior Loan Strategies LLC, as Manager

$3,000,000.00
PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Kathleen A. Zarn
		Name:	Kathleen A. Zarn
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	Gateway CLO Limited By: Prudential Investment Management, Inc., as Collateral Manager

$275,000.00	/s/ Brian Juliano
Brian Juliano
Vice President

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

By:
Name:
Title:

	By:	N/A
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY By: Goldman Sachs Asset Manager, L.P., as Manager
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$2,500,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Kadi Huang
		Name:	Kadi Huang
		Title:	VP

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Goldman Sachs Corporate Credit Investment Fund, LLC By: Goldman Sachs Asset Management, L.P., its investment manager
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$7,225,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Srivathsa Gopinath
		Name:	Srivathsa Gopinath
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Goldman Sachs Credit Strategies Fund By: Goldman Sachs Asset Management, solely in its capacity as Investment Manager, and not as Principal
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$4,050,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Srivathsa Gopinath
		Name:	Srivathsa Gopinath
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund by Goldman Sachs Asset Management, L.P. as investment advisor and not as Principal
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$4,850,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Kadi Huang
		Name:	Kadi Huang
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Grayson & Co
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Boston Management and Research as Investment Advisor

PLEASE CHECK:
$40,325,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Michael B. Botthof
		Name:	Michael Botthof
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	The Guardian Life Insurance Company of America
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$20,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ John Blaney
		Name:	John Blaney
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Hamlet II, Ltd.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Octagon Credit Investors, LLC as Portfolio Manager

PLEASE CHECK:
$4,750,000.00
☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Lauren Basmadjian
		Name:	Lauren Basmadjian
		Title:	Portfolio Manager

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Harch CLO III, Limited
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$1,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Joshua Pontoriero
		Name:	Joshua Pontoriero
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Health Net of California, Inc.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Golden Tree Asset Management, L.P.

PLEASE CHECK:
$1,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Karen Weber
		Name:	Karen Weber
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	INTERNATIONALE KAPITALANLAGEGESELLSCHAFT mbH acting for account of HPK HY BONDS UND LOANS
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Represented by: Oak Hill Advisors, L.P. As Fund Manager

PLEASE CHECK:
$2,500,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Glenn R. August
		Name:	Glenn R. August
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	HRS Investment Holdings, LLC
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$3,000,000
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Steve Kaseta
		Name:	Steve Kaseta
		Title:	CIO

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	ILLINOIS STATE BOARD OF INVESTMENT By: Crescent Capital Group LP, its sub-adviser
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$1,090,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Meric Topbas
		Name:	Meric Topbas
		Title:	Senior Vie President

	*By:	/s/ Gill Tollinchi
		Name:	Gill Tollinchi
		Title:	Manager Director

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Invesco Dynamic Credit Opportunities Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Invesco Senior Secured Management, Inc. as Sub-advisor

PLEASE CHECK:
$2,884,138.57
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Individual

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Invesco Floating Rate Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Invesco Senior Secured Management, Inc. as Sub-advisor

PLEASE CHECK:
$2,889,823.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Individual

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Invesco Senior Income Trust
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Invesco Senior Secured Management, Inc. as Sub-advisor

PLEASE CHECK:
$3,194,682.59
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Individual

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Invesco Senior Loan Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Invesco Senior Secured Management, Inc. as Sub-advisor

PLEASE CHECK:
$3,963,028.48
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Individual

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Invesco Zodiac Funds - Invesco US Senior Loan Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Invesco Management S.A. As Investment Manager

PLEASE CHECK:
$4,223,716.67
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Individual

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	JNL/Neuberger Berman Strategic Income Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$93,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:

$2,000,000.00

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust
By: PPM America, Inc., as sub-adviser

By:	/s/ Chris Kappas
Chris Kappas
Managing Director

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	John Hancock Fund II Floating Rate Income Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Western Asset Management Company as Investment Manager and Agent

PLEASE CHECK:
$22,000,000.00
☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Rachel de los Santos
		Name:	Rachel de los Santos
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER: J.P. MORGAN LEVERAGED LOANS MASTER FUND, LP
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$3,610,000
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ William J Morgan
		Name:	William J Morgan
		Title:	Managing Director

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER: JPMORGAN CHASE BANK N.A. AS TRUSTEE OF THE JPMORGAN CHASE RETIREMENT PLAN
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$165,000
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ William J Morgan
		Name:	William J Morgan
		Title:	Managing Director

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	JPMORGAN FLOATING RATE INCOME FUND
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$5,000,000
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ William J Morgan
		Name:	William J Morgan
		Title:	Managing Director

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER: JPMORGAN STRATEGIC INCOME OPPORTUNITIES FUND
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$29,335,000
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ William J Morgan
		Name:	William J Morgan
		Title:	Managing Director

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	LANDMARK IX CDO LTD
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Landmark Funds LLC, as Manager

PLEASE CHECK:
$2,500,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ William Lowry
		Name:	William Lowry
		Title:	Designated Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	LANDMARK VII CDO LTD
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Landmark Funds LLC, as Manager

PLEASE CHECK:
$2,500,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ William Lowry
		Name:	William Lowry
		Title:	Designated Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	LANDMARK VIII CDO LTD
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Landmark Funds LLC, as Manager

PLEASE CHECK:
$2,500,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ William Lowry
		Name:	William Lowry
		Title:	Designated Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	LATITUDE CLO II, LTD
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$500,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Kirk Wallace
		Name:	Kirk Wallace
		Title:	Senior Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	LATITUDE CLO III, LTD
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$500,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Kirk Wallace
		Name:	Kirk Wallace
		Title:	Senior Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.		LCM V, Ltd. By: LCM Asset Management LLC As Collateral Manager
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	LENDER:

PLEASE CHECK:
$375,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
		Title:	LCM Asset Management LLC

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.		LCM VI, Ltd. By: LCM Asset Management LLC As Collateral Manager
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	LENDER:

PLEASE CHECK:
$375,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
		Title:	LCM Asset Management LLC

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.		LCM VIII Limited Partnership By: LCM Asset Management LLC As Collateral Manager
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	LENDER:

PLEASE CHECK:
$250,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
		Title:	LCM Asset Management LLC

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.		LCM X Limited Partnership By: LCM Asset Management LLC As Collateral Manager
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	LENDER:

PLEASE CHECK:
$4,000,000.00
☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
		Title:	LCM Asset Management LLC

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.		LCM XI Limited Partnership By: LCM Asset Management LLC As Collateral Manager
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	LENDER:

PLEASE CHECK:
$4,000,000.00
☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
		Title:	LCM Asset Management LLC

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.		LCM XII Limited Partnership By: LCM Asset Management LLC As Collateral Manager
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	LENDER:

PLEASE CHECK:
$4,000,000.00
☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Alexander B. Kenna
		Name:	Alexander B. Kenna
		Title:	LCM Asset Management LLC

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	LightPoint CLO V, Ltd.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Neuberger Berman Fixed Income LLC as collateral manager

PLEASE CHECK:
$4,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	LightPoint CLO VII, Ltd.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Neuberger Berman Fixed Income LLC as collateral manager

PLEASE CHECK:
$4,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	LightPoint CLO VIII, Ltd.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Neuberger Berman Fixed Income LLC as collateral manager

PLEASE CHECK:
$4,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Limerock CLO I
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Invesco Senior Secured Management, Inc. as Investment Manager

PLEASE CHECK:
$1,200,025.32
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Individual

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	LMP Corporate Loan Fund, Inc.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Western Asset Management Company as Investment Manager and Agent

PLEASE CHECK:
$715,000.00
☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Rachel de los Santos
		Name:	Rachel de los Santos
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.		LOOMIS SAYLES BOND FUND a Series of Loomis Sayles Funds, I, As Lender
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:
		By:	Loomis Sayles & Company, L.P.,
Its Investment Advisor

$107,801,000.00		By:	Loomis Sayles & Company, Incorporated
Its General Partner

LENDER:

PLEASE CHECK:

☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.		LOOMIS SAYLES BOND FUND a Series of Loomis Sayles Funds, II, As Lender
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:
		By:	Loomis Sayles & Company, L.P.,
Its Investment Advisor

$1,270,000.00		By:	Loomis Sayles & Company, Incorporated
Its General Partner

LENDER:

PLEASE CHECK:

☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.		LOOMIS SAYLES INVESTMENT GRADE BOND FUND a Series of Loomis Sayles Funds, II, As Lender
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:
		By:	Loomis Sayles & Company, L.P.,
Its Investment Advisor

$55,685,000.00		By:	Loomis Sayles & Company, Incorporated
Its General Partner

LENDER:

PLEASE CHECK:

☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.		LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND a Series of Loomis Sayles Funds, I, As Lender
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:
		By:	Loomis Sayles & Company, L.P.,
Its Investment Advisor

$2,950,000.00		By:	Loomis Sayles & Company, Incorporated
Its General Partner

LENDER:

PLEASE CHECK:

☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	MAC CAPITAL, LTD. By: TCW-WLA JV Venture LLC, its sub-adviser
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$2,730,000.00
☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Meric Topbas
		Name:	Meric Topbas
		Title:	Senior Vice President

	*By:	/s/ Gill Tollinchi
		Name:	Gill Tollinchi
		Title:	Managing Director

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Malibu CBNA Loan Funding LLC
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$3,000,000.00
☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Adam Kaiser
		Name:	Adam Kaiser
		Title:	Attorney-in-Fact

	*By:	N/A
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.		MANAGERS BOND FUND, as Lender
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $11,440,000.00		By: Loomis, Sayles & Company, L.P., Sub-Advisor for Met Investors Advisory, LLC
LENDER:

PLEASE CHECK:

☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Maryland State Retirement and Pension System
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $558,000.00		By: Neuberger Berman Fixed Income LLC as collateral manager

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signature

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	MET Investors Series Trust -Met / Eaton Vance Floating Rate Portfolio
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $3,275,000.00		By: Eaton Vance Management as Investment Sub-Advisor

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Michael B. Botthof
		Name:	Michael Botthof
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	MOMENTUM CAPITAL FUND, LTD. By: TCW-WLA JV Venture LLC, its sub-adviser
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $2,130,000.00

PLEASE CHECK:

☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Meric Topbas
		Name:	Meric Topbas
		Title:	Senior Vice President

	*By:	/s/ Gil Tollinchi
		Name:	Gil Tollinchi
		Title:	Managing Director

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	MSIM Peconic Bay, Ltd.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $939,979.17		By: Invesco Senior Secured Management, Inc. as Collateral Manager

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Individual

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	MT. WILSON CLO II, LTD.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $5,000,000.00		By: Western Asset Management Company as Investment Manager and Agent

PLEASE CHECK:

☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Rachel de los Santos
		Name:	Rachel de los Santos
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Nautique Funding Ltd
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $1,000,000.00		By: Invesco Senior Secured Management, Inc. as Collateral Manager

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Individual

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	NB Global Floating Rate Income Fund Limited
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $5,558,000.00

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Neuberger Berman - Floating Rate Income Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $1,941,000.00

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Neuberger Berman High Yield Bond Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $13,000,000.00

PLEASE CHECK:

☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Neuberger Berman Strategic Income Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $1,480,000.00

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Oak Hill Credit Partners V, Limited
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $1,533,000.00		By: Oak Hill Advisors, L.P., as Portfolio Manager

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Glen R. August
		Name:	Glen R. August
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Octagon Delaware Trust 2011
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $2,000,000.00		By: Octagon Credit Investors, LLC as Portfolio Manager

PLEASE CHECK:

☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Lauren Basmadjian
		Name:	Lauren Basmadjian
		Title:	Portfolio Manager

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Octagon Investment Partners IX, Ltd.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $2,000,000.00		By: Octagon Credit Investors, LLC as Manager

PLEASE CHECK:

☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Lauren Basmadjian
		Name:	Lauren Basmadjian
		Title:	Portfolio Manager

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Octagon Investment Partners X, Ltd.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $2,750,000.00		By: Octagon Credit Investors, LLC as Collateral Manager

PLEASE CHECK:

☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Lauren Basmadjian
		Name:	Lauren Basmadjian
		Title:	Portfolio Manager

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Octagon Investment Partners XI, Ltd.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $2,000,000.00		By: Octagon Credit Investors, LLC as Collateral Manager

PLEASE CHECK:

☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Lauren Basmadjian
		Name:	Lauren Basmadjian
		Title:	Portfolio Manager

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Octagon Investment Partners XII, Ltd.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $3,000,000.00		By: Octagon Credit Investors, LLC as Collateral Manager

PLEASE CHECK:

☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Lauren Basmadjian
		Name:	Lauren Basmadjian
		Title:	Portfolio Manager

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Octagon Paul Credit Fund Series I, Ltd.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $4,500,000.00		By: Octagon Credit Investors, LLC as Portfolio Manager

PLEASE CHECK:

☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Lauren Basmadjian
		Name:	Lauren Basmadjian
		Title:	Portfolio Manager

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Octagon Senior Secured Credit Master Fund Ltd.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $2,750,000.00		By: Octagon Credit Investors, LLC as Investment Manager

PLEASE CHECK:

☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Lauren Basmadjian
		Name:	Lauren Basmadjian
		Title:	Portfolio Manager

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	OHA CREDIT PARTNERS VI, LTD.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $4,000,000.00		By: Oak Hill Advisors, L.P. As its portfolio manager

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Glenn R. August
		Name:	Glenn R. August
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	OHA CREDIT PARTNERS VII, LTD.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Oak Hill Advisors, L.P., as Portfolio Manager

PLEASE CHECK:
$3,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Glenn R. August
		Name:	Glenn R. August
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	OHA Finlandia Credit Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$7,097,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Glenn R. August
		Name:	Glenn R. August
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	OHA Intrepid Leveraged Loan Fund Ltd.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Oak Hill Advisors, L.P., as its Portfolio Manager

PLEASE CHECK:
$1,023,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Glenn R. August
		Name:	Glenn R. August
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	OHA Park Avenue CLO I, Ltd.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Oak Hill Advisors, L.P., as its Portfolio Manager

PLEASE CHECK:
$1,725,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Glenn R. August
		Name:	Glenn R. August
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Oregon Public Employees Retirement Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Oak Hill Advisors, L.P., as Investment Manager

PLEASE CHECK:
$8,507,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Glenn R. August
		Name:	Glenn R. August
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Pacific Life Funds - PL Floating Rate Loan Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Eaton Vance Management as Investment Sub-Advisor

PLEASE CHECK:
$425,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Michael B. Botthof
		Name:	Michael Botthof
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	PACIFIC LIFE FUNDS - PL SHORT DURATION INCOME FUND
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor (z2)
$250,000.00
PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Dale E. Hawley
		Name:	Dale Hawley
		Title:	Assistant Secretary

	*By:	/s/ James P. Leasure
		Name:	James P. Leasure
		Title:	Senior Managing Director

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	PACIFIC LIFE INSURANCE COMPANY (For IMDBKLNS Account)
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$2,750,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Dale E. Hawley
		Name:	Dale Hawley
		Title:	Assistant Secretary

	*By:	/s/ James P. Leasure
		Name:	James P. Leasure
		Title:	Assistant Vice President

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Pacific Select Fund Floating Rate Loan Portfolio
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Eaton Vance Management as Investment Sub-Advisor

$4,300,000.00	PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Michael B. Botthof
		Name:	Michael Botthof
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	PLEASE CHECK:

$1,000,000.00

PPM GRAYHAWK CLO, LTD
By: PPM America, Inc., as Collateral Manager

By:	/s/ Chris Kappas
Chris Kappas
Managing Director

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
 SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	Pramerica Loan Opportunities Limited By: Pramerica Investment Management, a trading name of Prudential Investment Management, Inc., as Investment Manager
$250,000.00
/s/ Brian Juliano
Brian Juliano Vice President

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

By:
Name:
Title:

	*By:	N/A
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	Prudential Investment Portfolios, Inc. 14 - Prudential Floating Rate Income fund By: Prudential Investment Management, Inc., as Investment Advisor
$325,000.00
/s/ Brian Juliano
Brian Juliano Vice President

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

By:
Name:
Title:

	*By:	N/A
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Quantas Superannuation Plan
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Sankaty Advisors, LLC as Investment Manager

PLEASE CHECK:
$2,608,696.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Andrew S. Viens
		Name:	Andrew S. Viens
		Title:	Sr. Vice President of Operations

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Race Point VI CLO, Ltd
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Sankaty Advisors LLC, as Asset Manager

PLEASE CHECK:
$4,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Andrew Viens
		Name:	Andrew Viens
		Title:	Sr. Vice President of Operations

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	Regatta Funding LTD. By: Napier Park Global Capital, LLC, attorney-in-fact
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	LENDER:

PLEASE CHECK:
$1,880,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Roger Yee
		Name:	Roger Yee
		Title:	Director

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:	LENDER: REMUDA CAPITAL MANAGEMENT, LTD.

PLEASE CHECK:
$185,000
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ William J Morgan
		Name:	William J Morgan
		Title:	Managing Director

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	RGA Reinsurance company By: Crescent Capital Group LP, its sub-advisor
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$950,000.00
☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Meric Topbas
		Name:	Meric Topbas
		Title:	Senior Vice President

	*By:	/s/ Gil Tollinchi
		Name:	Gil Tollinchi
		Title:	Managing Director

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	RS Floating Rate Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$12,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ John Blaney
		Name:	John Blaney
		Title:	Senior Director

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Sankaty Senior Loan Fund, L.P.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$2,608,695.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Andrew S. Viens
		Name:	Andrew S. Viens
		Title:	Sr. Vice President of Operations

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Saturn CLO, Ltd.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: PineBridge Investments LLC Its Collateral Manager

PLEASE CHECK:
$4,000,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Steven Oh
		Name:	Steven Oh
		Title:	Managing Director

4,000,000
*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Senior Debt Portfolio
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Boston Management and Research as Investment Advisor

PLEASE CHECK:
$17,400,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Michael B. Botthof
		Name:	Michael Botthof
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $1,050,000.00

Specialized Investment Management SICAV — SIF Corporate Loan Master Fund
By:  Zaisgroup International LLP, as Investment Advisor
By:  Pramerica Investment Management Limited, as Portfolio Advisor
By:  Pramerica Investment Management (a trading name of Prudential Investment Management, Inc.) as Sub-Advisor

/s/ Brian Juliano
Brian Juliano Vice President

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

By:
Name:
Title:

	*By:	N/A
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Stellar Performer Global Series W - Global Credit
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$2,450,000
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

By: Wellington Management Company, LLP as its Investment Adviser

	By:	/s/ Steven M. Hoffman
		Name:	Steven M. Hoffman
		Title:	Vice President and Counsel

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Stichting Bedrijfstakpensioenfonds voor het Schilders-, Afwekings- en Glaszetbedrijf
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$580,000.00
☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Colin Donlan
		Name:	Colin Donlan
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

This consent is made by the following Lender, acting through the undersigned investment advisor:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	T. Rowe Price Floating Rate Fund, Inc.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$125,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Brian Burns
		Name:	Brian Burns
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

This consent is made by the following Lender, acting through the undersigned investment advisor:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	T. Rowe Price Floating Rate Multi-Sector Account Portfolio
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$325,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Brian Burns
		Name:	Brian Burns
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

This consent is made by the following Lender, acting through the undersigned investment advisor:

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	T. Rowe Price Institutional Floating Rate Fund
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$4,350,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Brian Burns
		Name:	Brian Burns
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	TCW SENIOR SECURED LOAN FUND , LP By: Crescent Capital Group LP, its sub-adviser
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$920,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Meric Topbas
		Name:	Meric Topbas
		Title:	Senior Vice President

	*By:	/s Gil Tollinchi
		Name:	Gil Tollinchi
		Title:	Managing Director

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Torus Insurance Holdings Limited by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$1,150,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Kadi Huang
		Name:	Kadi Huang
		Title:	VP

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	UMC Benefit Board, Inc.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$1,460,000
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

By: Wellington Management Company, LLP as its Investment Adviser

	By:	/s/ Steven M. Hoffman
		Name:	Steven M. Hoffman
		Title:	Vice President and Counsel

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Venture IX CDO, Limited
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: its investment advisor, MJX Asset Management LLC

PLEASE CHECK:
$500,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Kenneth Ostmann
		Name:	Kenneth Ostmann
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Venture V CDO Limited
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: its investment advisor, MJX Asset Management, LLC

PLEASE CHECK:
$500,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Kenneth Ostmann
		Name:	Kenneth Ostmann
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Venture VI CDO Limited
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: its investment advisor, MJX Asset Management, LLC

PLEASE CHECK:
$500,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Kenneth Ostmann
		Name:	Kenneth Ostmann
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Venture VII CDO Limited
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: its investment advisor, MJX Asset Management, LLC

PLEASE CHECK:
$1,250,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Kenneth Ostmann
		Name:	Kenneth Ostmann
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Venture VIII CDO, Limited
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: its investment advisor, MJX Asset Management, LLC

PLEASE CHECK:
$1,250,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Kenneth Ostmann
		Name:	Kenneth Ostmann
		Title:	Vice President

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $700,000.00	Virginia College Savings Plan By: Prudential Investment Management, Inc., as Investor Advisor

/s/ Brian Juliano
Brian Juliano Vice President

PLEASE CHECK:

☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

By:
Name:
Title:

	By:	N/A
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Wasatch CLO Ltd
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Invesco Senior Secured Management, Inc. as Portfolio Manager

PLEASE CHECK:
$1,580,207.87
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Robert Drobny
		Name:	Robert Drobny
		Title:	Authorized Individual

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER: Wellington Trust Company, National Association Multiple Common Trust Funds Trust- Opportunistic Fixed Income Allocation Portfolio
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$1,580,000
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	Wellington Management Company, LLP, as its
Investment Adviser

	*By:	/s/ Steven M. Hoffman
		Name:	Steven M. Hoffman
		Title:	Vice President and Counsel

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	WellPoint, Inc.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:		By: Sankaty Advisors, LLC as Investment Manager

PLEASE CHECK:
$1,304,348.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Andrew Viens
		Name:	Andrew Viens
		Title:	Document Control Team

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER: Wells Fargo Principal Lending, LLC
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:
PLEASE CHECK:
$15,000,000
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Scott P. Quigley
		Name:	Scott P. Quigley
		Title:	Managing Director

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	WEST BEND MUTUAL INSURANCE COMPANY By: Crescent Capital Group LP, its sub-adviser
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender:

PLEASE CHECK:
$510,000.00
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

	By:	/s/ Meric Topbas
		Name:	Meric Topbas
		Title:	Senior Vice President

	*By:	/s/ Gil Tollinchi
		Name:	Gil Tollinchi
		Title:	Managing Director

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER:	Western Asset Floating Rate High Income Fund, LLC
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $13,000,000.00		By: Western Asset Management Company as Investment Manager and Agent

PLEASE CHECK:

☐ OPTION A (CASHLESS)

☒ OPTION B (CASH ROLL)

	By:	/s/ Rachel de los Santos
		Name:	Rachel de los Santos
		Title:	Authorized Signatory

*By:
Name:
Title:

NOTE:  EACH LEGAL ENTITY MUST SUBMIT A SEPARATE
SIGNATURE PAGE

* For Lenders requiring a second signature line.

CONSENTING LENDERS

By its signature hereto, each Lender is electing to consent by Option A or Option B for the entire principal amount of Loans held by it.	LENDER: WhiteHorse Capital Partners, L.P.
Please set forth below the outstanding principal amount of Existing Loans held by the signing Lender: $3,000,000

PLEASE CHECK:
☒ OPTION A (CASHLESS)

☐ OPTION B (CASH ROLL)

WhiteHorse III Ltd
By: WhiteHorse Capital Partners, L.P. Title: Collateral Manager

By: WhiteRock Asset Advisors, LLC Title: General Partner

	By:	/s/ Ethan M. Underwood
	Name:	Ethan M. Underwood, CFA
	Title:	Portfolio Manager

NEW LENDER BANK OF AMERICA, N.A.

By:	/s/ Garrett Carpenter
	Name:	Garrett Carpenter
	Title:	Managing Director

Schedule 3.14

SCHEDULE 3.14

TRANSACTION PARTY INFORMATION

Name of Transaction Party	Chief Executive Office	Jurisdiction of Incorporation	Entity Type	Employer or Taxpayer Identification Number
INTERNATIONAL LEASE FINANCE CORPORATION	10250 Constellation Blvd., Suite 3400 Los Angeles, CA 90067	California	Corporation	22-3059110
FLYING FORTRESS FINANCING INC.	10250 Constellation Blvd., Suite 3400 Los Angeles, CA 90067	California	Corporation	45-4482409
FLYING FORTRESS INC.	10250 Constellation Blvd., Suite 3400 Los Angeles, CA 90067	California	Corporation	C 3285904
FLYING FORTRESS US LEASING INC.	10250 Constellation Blvd., Suite 3400 Los Angeles, CA 90067	California	Corporation	C 3285903
FLYING FORTRESS IRELAND LEASING LIMITED	30 North Wall Quay, Dublin 1, Ireland	Ireland	Private Limited Liability Company	483084

Schedule 3.17(a)

SCHEDULE 3.17(a)

PS POOL AIRCRAFT

	Airframe Manufacturer and Model	Airframe MSN	Engine Manufacturer and Engine Model	Country of Registration
1.	Airbus A319-100	938	CFM International, CFM56-5B5/P	France
2.	Airbus A319-100	1733	CFM International, CFM56-5B5/P	France
3.	Airbus A320-200	579	CFM International, CFM56-5A3	Ukraine
4.	Airbus A320-200	585	CFM International, CFM56-5B4/2P	Switzerland
5.	Airbus A320-200	645	CFM International, CFM56-5A3	Ukraine
6.	Airbus A320-200	661	IAE, V2527-A5	Turkey
7.	Airbus A320-200	760	IAE, V2527-A5	Ukraine
8.	Airbus A320-200	782	CFM International, CFM56-5B1/2P	Switzerland
9.	Airbus A320-200	795	CFM International, CFM56-5A3	Portugal
10.	Airbus A321-100	987	CFM International, CFM56-5B1/2P	Switzerland
11.	Airbus A321-200	666	CFM International, CFM56-5B3/P	Egypt
12.	Airbus A321-200	668	IAE, V2533-A5	Ireland
13.	Airbus A330-200	250	Rolls Royce, Trent 772B-60	Canada
14.	Airbus A330-300	111	Rolls Royce, Trent 772-60	Canada
15.	Airbus A330-300	132	Rolls Royce, Trent 772-60	Canada
16.	Airbus A330-300	177	Rolls Royce, Trent 772-60	Canada
17.	Airbus A340-300	168	CFM International, CFM56-5C4	Finland
18.	Airbus A340-300	174	CFM International, CFM56-5C4	Finland
19.	Airbus A340-300	214	CFM International, CFM56-5C4	United Kingdom
20.	Airbus A340-300	395	CFM International, CFM56-5C4	France
21.	Airbus A340-300	399	CFM International, CFM56-5C4	France
22.	Airbus A340-600	436	Rolls Royce, Trent 556-61	China
23.	Boeing 737-700	30635	CFM International, CFM56-7B24	United States
24.	Boeing 747-400	27603	General Electric, CF6-80C2-B1F	Iceland
25.	Boeing 747-400ERF	32866	General Electric, CF6-80C2-B5F	France
26.	Boeing 757-200	27623	Pratt & Whitney, PW2040	Finland
27.	Boeing 757-200	28167	Pratt & Whitney, PW2040	Finland
28.	Boeing 757-200	28170	Pratt & Whitney, PW2040	Finland
29.	Boeing 757-200	29377	Pratt & Whitney, PW2040	Bermuda
30.	Boeing 757-200	29379	Rolls Royce, RB211-535E4	United Kingdom
31.	Boeing 757-200	30394	Rolls Royce, RB211-535E4	United Kingdom
32.	Boeing 757-200	28165	Pratt & Whitney, PW2037	United States
33.	Boeing 757-200	28168	Pratt & Whitney, PW2037	United States
34.	Boeing 757-200	28169	Pratt & Whitney, PW2037	United States
35.	Boeing 757-200	28171	Rolls Royce, RB211-535E4	United Kingdom

	Airframe Manufacturer and Model	Airframe MSN	Engine Manufacturer and Engine Model	Country of Registration
36.	Boeing 757-200	28834	Rolls Royce, RB211-535E4	United Kingdom
37.	Boeing 757-200	28835	Rolls Royce, RB211-535E4	United Kingdom
38.	Boeing 757-200	28836	Rolls Royce, RB211-535E4	United Kingdom
39.	Boeing 757-200	29380	Pratt & Whitney, PW2037M	Bermuda
40.	Boeing 757-200	29442	Pratt & Whitney, PW2037M	Bermuda
41.	Boeing 757-200	29443	Pratt & Whitney, PW2037, PW2037M	Bermuda
42.	Boeing 767-300ER	26261	Pratt & Whitney, PW4062	Chile
43.	Boeing 767-300ER	26329	General Electric, CF6-80C2-B7F	Chile
44.	Boeing 767-300ER	27600	Pratt & Whitney, PW4060	Israel
45.	Boeing 767-300ER	27613	General Electric, CF6-80C2-B7F	Chile
46.	Boeing 767-300ER	27615	General Electric, CF6-80C2-B7F	Chile
47.	Boeing 767-300ER	28098	General Electric, CF6-80C2-B6F	Bermuda
48.	Boeing 767-300ER	28206	General Electric, CF6-80C2-B6F	Chile
49.	Boeing 767-300ER	28884	General Electric, CF6-80C2-B6F	Ethiopia
50.	Boeing 767-300ER	29383	General Electric, CF6-80C2-B6F	Ireland
51.	Boeing 777-200ER	27609	General Electric, GE90-90B	France
52.	Boeing 777-200ER	28675	General Electric, GE90-90B	France
53.	Boeing 777-200ER	28681	Pratt & Whitney, PW4090	South Korea
54.	Boeing 777-200ER	28682	General Electric, GE90-94B	France

Schedule 3.17(b)

SCHEDULE 3.17(b)

LEASES

***

B747-400 aircraft bearing MSN 27603

Aircraft Lease Agreement dated as of March 25, 2009, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Lease Assignment dated as of August 10, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Assignee, and ***, as Lessee.

***

A340-300 aircraft bearing MSN 399

Aircraft Lease Agreement dated as of October 7, 1999, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Lease Assignment dated as of October 8, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Assignee, and ***, as Lessee.

A319-100 aircraft bearing MSN 938

Aircraft Lease Agreement dated as of January 20, 1998, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Lease Assignment dated as of October 13, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Assignee, and ***, as Lessee.

A319-100 aircraft bearing MSN 1733

Aircraft Lease Agreement dated as of June 14, 2001, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Lease Assignment dated as of October 13, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Assignee, and ***, as Lessee.

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions

B777-200ER aircraft bearing MSN 27609

Aircraft Lease Agreement dated as of May 28, 1998, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Lease Assignment dated as of October 8, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Assignee, and ***, as Lessee.

B777-200ER aircraft bearing MSN 28675

Aircraft Lease Agreement dated as of May 28, 1998, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Lease Assignment dated as of October 8, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Assignee, and ***, as Lessee.

B777-200ER aircraft bearing MSN 28682

Aircraft Lease Agreement dated as of October 7, 1999, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Lease Assignment dated as of October 8, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Assignee, and ***, as Lessee.

B747-400ERF aircraft bearing MSN 32866

Aircraft Lease Agreement dated as of September 17, 2001, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Lease Assignment dated as of October 6, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Assignee, and ***, as Lessee.

***

A340-300 aircraft bearing MSN 395

Aircraft Lease Agreement dated as of January 10, 2002, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Lease Assignment dated as of June 30, 2010, among International Lease Finance Corporation, as Assignor, Aircraft 34A-395 Inc., as Assignee and ***, as Lessee.

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions

***

A330-300 aircraft bearing MSN 111

Aircraft Lease Agreement dated as of May 6, 1999, between International Finance Lease Corporation, as Lessor and ***, as Lessee.

Lease Assignment dated as of May 17, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Assignee and ***, as Lessee.

A330-300 aircraft bearing MSN 132

Aircraft Lease Agreement dated as of June 15, 2010, between Aircraft 33A-132, Inc., as Lessor and ***, as Lessee.

A330-300 aircraft bearing MSN 177

Aircraft Lease Agreement dated as of May 6, 2009, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Lease Assignment dated as of May 17, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Assignee and ***, as Lessee.

A330-200 aircraft bearing MSN 250

Aircraft Lease Agreement dated as of December 10, 1997, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Lease Assignment dated as of May 17, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Assignee and ***, as Lessee.

***

A321-200 aircraft bearing MSN 666

Aircraft Lease Agreement dated as of October 4, 2011, between ILFC Aircraft 32A-666 Limited, as Lessor and ***, as Lessee.

***

B757-200 aircraft bearing MSN 29377

Aircraft Lease Agreement dated as of February 19, 2010, between Aircraft B757 29377 Inc., as Lessor and ***, as Lessee.

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions

Aircraft Intermediate Lease Agreement dated as of June 3, 2010, between Aircraft B757 29377 Inc., as Intermediate Lessee and Flying Fortress Bermuda Leasing Limited, as Intermediate Lessor.

Aircraft Headlease Agreement dated as of June 3, 2010, between Flying Fortress Bermuda Leasing Limited, as Headlessee and Aircraft B757 29377 Inc., as Headlessor.

***

B777-200ER aircraft bearing MSN 28681

Aircraft Lease Agreement dated as of July 11, 1997, between ILFC Ireland Limited, as Lessor and ***, as Lessee.

Lease Assignment dated as of November 2, 2010, among ILFC Ireland Limited, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Assignee and ***, as Lessee.

***

A340-600 aircraft bearing MSN 436

Aircraft Lease Agreement dated as of September 28, 2007, between ILFC Ireland Limited, as Lessor and ***, as Lessee.

Lease Assignment dated September 1, 2010, among ILFC Ireland Limited, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Assignee, and ***, as Lessee.

***

B757-200 aircraft bearing MSN 28165

Aircraft Lease Agreement dated as of October 24, 2006, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Lease Assignment and Amendment No.1 dated as of May 3, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust Company, not in its individual capacity but solely as owner trustee, as Assignee and ***, as Lessee.

B757-200 aircraft bearing MSN 28168

Aircraft Lease Agreement dated as of October 24, 2006, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Lease Assignment and Amendment No.1 dated as of August 27, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions

Company, not in its individual capacity but solely as owner trustee, as Assignee and ***, as Lessee.

B757-200 aircraft bearing MSN 28169

Aircraft Lease Agreement dated as of October 24, 2006, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Lease Assignment and Amendment No.1 dated as of September 9, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust Company, not in its individual capacity but solely as owner trustee, as Assignee and ***, as Lessee.

***

B767-300ER aircraft bearing MSN 27600

Aircraft Lease Agreement dated as of May 31, 2010, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Lease Assignment dated as of January 31, 2011, among International Lease Finance Corporation, as Assignor, Aircraft 76B-27600 Inc., as Assignee and ***, as Lessee.

***

B767-300ER aircraft bearing MSN 28884

Aircraft Lease Agreement dated as of March 15, 2012, between Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Lessor, and ***, as Lessee.

***

A340-300 aircraft bearing MSN 168

Aircraft Lease Agreement dated as of July 28, 2010, between Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Lessor and ***, as Lessee.

A340-300 aircraft bearing MSN 174

Aircraft Lease Agreement dated as of July 28, 2010, between Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Lessor and ***, as Lessee.

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions

B757-200 aircraft bearing MSN 27623

Aircraft Lease Agreement dated as of July 12, 1996, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Lease Assignment, Assumption and Amendment Agreement dated as of February 26, 2004, among ***, as Assignor, ***, as Assignee, and International Lease Finance Corporation, as Lessor.

Lease Assignment dated as of June 11, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Assignee and ***, as Lessee.

B757-200 aircraft bearing MSN 28167

Aircraft Lease Agreement dated as of July 12, 1996, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Lease Assignment, Assumption and Amendment Agreement dated as of February 26, 2004, among ***, as Assignor, ***, as Assignee, and International Lease Finance Corporation, as Lessor.

Lease Assignment dated as of June 11, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Assignee and ***, as Lessee.

B757-200 aircraft bearing MSN 28170

Aircraft Lease Agreement dated as of July 12, 1996, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Lease Assignment, Assumption and Amendment Agreement dated as of February 26, 2004, among ***, as Assignor, ***, as Assignee, and International Lease Finance Corporation, as Lessor.

Lease Assignment dated as of June 11, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Assignee and ***, as Lessee.

***

A321-231 aircraft bearing MSN 668

Aircraft Lease Agreement dated as of October 7, 2011, between Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Lessor and ***, as Lessee.

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions

***

B767-300ER aircraft bearing MSN 26261

Aircraft Lease Agreement dated as of October 13, 2004, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Lease Assignment dated as of October 20, 2010, among International Lease Finance Corporation, as Assignor, Aircraft 76B-26261 Inc., as Assignee and ***, as Lessee.

B767-300ER aircraft bearing MSN 26329

Aircraft Lease Agreement dated as of March 18, 2003, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Lease Assignment dated as of October 20, 2010, among International Lease Finance Corporation, as Assignor, Aircraft 76B-26329 Inc., as Assignee and ***, as Lessee.

B767-300ER aircraft bearing MSN 27613

Aircraft Lease Agreement dated as of March 18, 2003, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Lease Assignment dated as of October 20, 2010, among International Lease Finance Corporation, as Assignor, Aircraft 76B-27613 Inc., as Assignee and ***, as Lessee.

B767-300ER aircraft bearing MSN 27615

Amended and Restated Aircraft Lease Agreement dated as of October 15, 2004, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Lease Assignment dated as of October 20, 2010, among International Lease Finance Corporation, as Assignor, Aircraft 76B-27615 Inc., as Assignee and ***, as Lessee.

B767-300ER aircraft bearing MSN 28206

Aircraft Lease Agreement dated as of February 19, 2004, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Lease Assignment dated as of October 20, 2010, among International Lease Finance Corporation, as Assignor, Aircraft 76B-28206 Inc., as Assignee and ***, as Lessee.

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions

***

B767-300ER aircraft bearing MSN 28098

Aircraft Lease Agreement dated as of March 8, 2011, between Wilmington Trust Company, not in its individual capacity but solely as owner trustee, as Lessor and ***, as Lessee.

Aircraft Intermediate Lease Agreement dated as of May 2, 2011, between Flying Fortress Bermuda Leasing Ltd., as Lessor and Wilmington Trust Company, not in its individual capacity but solely as owner trustee, as Lessee.

Aircraft Headlease Agreement dated as of May 2, 2011, between Wilmington Trust Company, not in its individual capacity but solely as owner trustee, as Lessor and Flying Fortress Bermuda Leasing Ltd., as Lessee.

B757-200 aircraft bearing MSN 29380

Aircraft Lease Agreement dated as of March 17, 2009, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Lease Assignment dated as of May 11, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Assignee and ***, as Lessee.

Aircraft Intermediate Lease Agreement dated as of May 11, 2010, between Flying Fortress Bermuda Leasing Ltd., as Lessor and Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Lessee.

Aircraft Headlease Agreement dated as of May 11, 2010, between Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Lessor and Flying Fortress Bermuda Leasing Ltd., as Lessee.

B757-200 aircraft bearing MSN 29442

Aircraft Lease Agreement dated as of September 17, 2008, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Lease Assignment dated as of May 11, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Assignee and ***, as Lessee.

Aircraft Intermediate Lease Agreement dated as of May 11, 2010, between Flying Fortress Bermuda Leasing Ltd., as Lessor and Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Lessee.

Aircraft Headlease Agreement dated as of May 11, 2010, between Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Lessor and Flying Fortress Bermuda Leasing Ltd., as Lessee.

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions

B757-200 aircraft bearing MSN 29443

Aircraft Lease Agreement dated as of September 17, 2008, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Lease Assignment dated as of May 11, 2010, among International Lease Finance Corporation, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Assignee and ***, as Lessee.

Aircraft Intermediate Lease Agreement dated as of May 11, 2010, between Flying Fortress Bermuda Leasing Ltd., as Lessor and Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Lessee.

Aircraft Headlease Agreement dated as of May 11, 2010, between Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Lessor and Flying Fortress Bermuda Leasing Ltd., as Lessee.

***

A32-200 aircraft bearing MSN 661

Aircraft Lease Agreement dated January 26, 2012, between ILFC Aircraft 32A-661 Limited, as Lessor and ***, as Lessee.

***

A320-200 aircraft bearing MSN 795

Aircraft Lease Agreement dated as of January 22, 2004, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Lease Assignment dated as of July 6, 2010, between International Lease Finance Corporation, as Assignor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee and ***, as Lessee.

***

B737-700 aircraft bearing MSN 30635

Aircraft Lease Agreement dated as of October 11, 2011, between Wilmington Trust Company, not in its individual capacity but solely as owner trustee, as Lessor, and ***, as Lessee.

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions

***

A320-200 aircraft bearing MSN 585

Lease Agreement HB-IJJ dated as of March 31, 2002, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Assignment, Assumption and Amendment Agreement dated as of December 21, 2010, among International Lease Finance Corporation, as Assignor, Aircraft 32A-585 Inc., as Assignee and ***, as Lessee.

A320-200 aircraft bearing MSN 782

Lease Agreement HB-IJS dated as of March 31, 2002, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Assignment, Assumption and Amendment Agreement dated as of December 21, 2010, among International Lease Finance Corporation, as Assignor, Aircraft 32A-782 Inc., as Assignee and ***, as Lessee.

A321-100 aircraft bearing MSN 987

Lease Agreement HB-IOK dated as of March 31, 2002, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Assignment, Assumption and Amendment Agreement dated as of December 21, 2010, among International Lease Finance Corporation, as Assignor, Aircraft 32A-987 Inc., as Assignee and ***, as Lessee.

***

B757-200 aircraft bearing MSN 28171

Aircraft Lease Agreement dated as of March 21, 1997, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Novation and Amendment Agreement dated as of March 28, 2008, among International Lease Finance Corporation, as Lessor, ***, as Existing Lessee and ***, as New Lessee.

Amendment and Novation Agreement dated October 21, 2010, among International Lease Finance Corporation, as Existing Lessor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as New Lessor and ***, as Lessee.

B757-200 aircraft bearing MSN 28835

Aircraft Lease Agreement dated as of March 15, 1998, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions

Novation and Amendment Agreement dated as of March 28, 2008, among International Lease Finance Corporation, as Lessor, ***, as Existing Lessee and ***, as New Lessee.

Amendment and Novation Agreement dated October 21, 2010, among International Lease Finance Corporation, as Existing Lessor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as New Lessor and ***, as Lessee.

***

B757-200 aircraft bearing MSN 28834

Aircraft Lease Agreement dated December 4, 1997, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Amendment and Novation Agreement dated January 14, 2011, among International Lease Finance Corporation, as Existing Lessor, Aircraft 75B-28834 Inc., as New Lessor and ***, as Lessee.

B757-200 aircraft bearing MSN 28836

Aircraft Lease Agreement dated April 27, 1998, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Amendment and Novation Agreement dated January 14, 2011, among International Lease Finance Corporation, as Existing Lessor, Aircraft 75B-28836 Inc., as New Lessor and ***, as Lessee.

***

B767-300ER aircraft bearing MSN 29383

Aircraft Lease Agreement dated as of November 16, 2010, between Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Lessor and ***, as Lessee.

***

B757-200 aircraft bearing MSN 29379

Aircraft Lease Agreement dated as of April 29, 2010, between Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Lessor and ***, as Lessee.

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions

B757-200 aircraft bearing MSN 30394

Aircraft Lease Agreement dated as of April 29, 2010, between Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as Lessor and ***, as Lessee.

***

A340-300 aircraft bearing MSN 214

Aircraft Lease Agreement dated as of May 13, 1997, between International Lease Finance Corporation, as Lessor and ***, as Lessee.

Amendment and Novation Agreement dated August 23, 2011 among International Lease Finance Corporation, as Existing Lessor, Wilmington Trust SP Services (Dublin) Limited, acting not in its individual capacity but solely as trustee, as New Lessor and ***, as Lessee

***

A320-200 aircraft bearing MSN 579

Aircraft Lease Agreement dated as of November 19, 2012, between Aircraft 32A-579 Inc., as Lessor and ***, as Lessee.

A320-200 aircraft bearing MSN 645

Aircraft Lease Agreement dated as of November 19, 2012, between Aircraft 32A-645 Inc., as Lessor and ***, as Lessee.

A320-200 aircraft bearing MSN 760

Aircraft Lease Agreement dated as of November 19, 2012, between Aircraft 32A-760 Inc., as Lessor and ***, as Lessee.

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions

Schedule 9.19

SCHEDULE 9.19

NON-COLLATERAL ASSETS

In addition to the Subsidiaries listed below, the term “Non-Collateral Subsidiary” shall include any other entity which is a Subsidiary as at February 23, 2012 and which does not directly or indirectly Own or lease (nor Own any Subsidiary that directly or indirectly Owns or leases) any of the Aircraft set forth in Schedule 3.17(a) as of such date; the term “Non-Collateral Aircraft” shall include any Aircraft owned by any such Non-Collateral Subsidiary and not listed in Schedule 3.17(a) as of such date; the term “Non-Collateral Lease” shall include any lease agreement in respect of any such Non-Collateral Aircraft; in each case until any of the same shall become, as applicable, a Transaction Party (including by way of Owning or leasing, or Owning or leasing a Subsidiary that Owns or leases, a Pool Aircraft), a Pool Aircraft or a Lease in accordance with the terms of the Credit Agreement; and the term “Non-Collateral Assets” shall in all cases be construed in accordance with the foregoing.

AIRCRAFT OWNING NON-COLLATERAL SUBSIDIARIES

No.	Non-Collateral Subsidiary	Jurisdiction of formation/ incorporation	Aircraft owned (airframe, MSN)
1.	Aircraft 11M-48437 (Delaware) Trust	Delaware	Boeing MD-11, MSN 48437
2.	Aircraft 11M-48518 (Delaware) Trust	Delaware	Boeing MD-11, MSN 48518
3.	Aircraft 11M-48519 (Delaware) Trust	Delaware	Boeing MD-11, MSN 48519
4.	Aircraft 11M-48555 (Ireland) Trust	Ireland	MD-11, MSN 48555
5.	Aircraft 11M-48563 (Ireland) Trust	Ireland	MD-11, MSN 48563
6.	Aircraft 11M-48632 (Delaware) Trust	Delaware	Boeing MD-11, MSN 48632
7.	Aircraft 11M-48633 (Delaware) Trust	Delaware	Boeing MD-11, MSN 48633
8.	Aircraft 30A-677 (Ireland) Trust	Ireland	Airbus 300-600F, MSN 677
9.	Aircraft 30A-743 (Ireland) Trust	Ireland	Airbus 300-600F, MSN 743
10.	Aircraft 32A-642 (Ireland) Trust	Ireland	Airbus 321-100, MSN 642
11.	Aircraft 32A-775 Inc.	California	Airbus A321-200, MSN 775
12.	Aircraft 32A-827 (Ireland) Trust	Ireland	Airbus 321-200, MSN 827
13.	Aircraft 32A-891 (Ireland) Trust	Ireland	Airbus 321-200, MSN 891
14.	Aircraft 34A-152 Inc.	California	Airbus 340-300, MSN 152
15.	Aircraft 34A-48 Inc.	California	Airbus 340-300, MSN 48
16.	Aircraft 34A-88 (Ireland) Trust	Ireland	Airbus 340-300, MSN 88
17.	Aircraft 34A-93 Inc.	California	Airbus 340-300, MSN 93
18.	Aircraft 73B-28259 (Ireland) Trust	Ireland	Boeing 737-600, MSN 28259

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions

No.	Non-Collateral Subsidiary	Jurisdiction of formation/ incorporation	Aircraft owned (airframe, MSN)
19.	Aircraft 73B-28260 (Ireland) Trust	Ireland	Boeing 737-600, MSN 28260
20.	Aircraft 73B-28261 (Ireland) Trust	Ireland	Boeing 737-600, MSN 28261
21.	Aircraft 73B-29348 (Ireland) Trust	Ireland	Boeing 737-600, MSN 29348
22.	Aircraft 73B-29349 (Ireland) Trust	Ireland	Boeing 737-600, MSN 29349
23.	Aircraft 73B-29353 (Ireland) Trust	Ireland	Boeing 737-600, MSN 29353
24.	Aircraft 74B-24957 (Ireland) Trust	Ireland	Boeing 747-400, MSN 24957
25.	Aircraft 75B-28164 (Ireland) Trust	Ireland	Boeing 757-200, MSN 28164
26.	Aircraft 75B-28174 (Delaware) Trust	Delaware	Boeing 757-200, MSN 28174
27.	Aircraft 75B-28203 (Ireland) Trust	Ireland	Boeing 757-200, MSN 28203
28.	Aircraft 75B-29381 (Delaware) Trust	Delaware	Boeing 757-200, MSN 29381
29.	Aircraft 75B-30043 (Delaware) Trust	Delaware	Boeing 757-200, MSN 30043
30.	Aircraft 76B-24257 (Delaware) Trust	Delaware	Boeing 767-300ER, MSN 24257
31.	Aircraft 76B-24258 (Delaware) Trust	Delaware	Boeing 767-300ER, MSN 24258
32.	Aircraft 76B-24259 (Delaware) Trust	Delaware	Boeing 767-300ER, MSN 24259
33.	Aircraft 76B-25531 (Delaware) Trust	Delaware	Boeing 767-300ER, MSN 25531
34.	Aircraft 76B-26327 Inc.	California	Boeing 767-300ER, MSN 26327
35.	Aircraft 76B-26328 (Ireland) Trust	Ireland	Boeing 767-300ER, MSN 26328
36.	Aircraft 76B-27597 Inc.	California	Boeing 767-300ER, MSN 27597
37.	Aircraft 76B-27957 (Ireland) Trust	Ireland	Boeing 767-300ER, MSN 27957
38.	ILFC Aircraft 33A-432 Limited	Ireland	Airbus A330-200, MSN 432
39.	ILFC Aircraft 76B-25137 Limited	Ireland	Boeing 767-300ER, MSN 25137
40.	ILFC Aircraft 76B-27619 Limited	Ireland	Boeing 767-300ER, MSN 27619
41.	ILFC Aircraft 76B-27958 Limited	Ireland	Boeing 767-300ER, MSN 27958
42.	ILFC Aircraft 77B-29908 Limited	Ireland	Boeing 777-200ER, MSN 29908
43.	Aircraft 27625 (Delaware) Trust	Delaware	Boeing 757-200, MSN 27625
44.	Aircraft 28162 (Delaware) Trust	Delaware	Boeing 757-200, MSN 28162
45.	Aircraft 28163 (Delaware) Trust	Delaware	Boeing 757-200, MSN 28163
46.	Aircraft A330 72 Inc.	California	Airbus A330-300, MSN 72
47.	Aircraft A330 98 Inc.	California	Airbus A330-300, MSN 98
48.	Aircraft A330 143 Inc.	California	Airbus A330-300, MSN 143

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions

No.	Non-Collateral Subsidiary	Jurisdiction of formation/ incorporation	Aircraft owned (airframe, MSN)
49.	Aircraft 32A-726 Inc.	California	Airbus A320-200, MSN 726

NON-AIRCRAFT OWNING NON-COLLATERAL SUBSIDIARIES

No.	Non-Collateral Subsidiary	Jurisdiction of formation/ incorporation
50.	Aircraft 32A-556 Inc.	California
51.	Aircraft 33A-95 Inc.	California
52.	Aircraft 34A-114 (Ireland) Trust	Ireland
53.	Aircraft 34A-114 Inc.	California
54.	Aircraft 34A-164 (Ireland) Trust	Ireland
55.	Aircraft 34A-164 Inc.	California
56.	Aircraft 34A-214 Inc.	California
57.	Aircraft 34A-216 Inc.	California
58.	Aircraft 73B-30635 Inc.	California
59.	Aircraft 74B-24958 (Ireland) Trust	Ireland
60.	Aircraft 74B-24958 Inc.	California
61.	Aircraft 74B-26255 (Ireland) Trust	Ireland
62.	Aircraft 74B-26255 Inc.	California
63.	Aircraft 74B-26326 (Ireland) Trust	Ireland
64.	Aircraft 74B-26326 Inc.	California
65.	Aircraft 74B-27595 Inc.	California
66.	Aircraft 74B-27602 Inc.	California
67.	Aircraft 74B-28194 (Ireland) Trust	Ireland
68.	Aircraft 74B-28194 Inc.	California
69.	Aircraft 74B-29375 Inc.	California
70.	Aircraft 75B-26276 Inc.	California
71.	Aircraft 75B-27622 (Ireland) Trust	Ireland
72.	Aircraft 75B-28833 Inc.	California
73.	Aircraft 76B-27611 Inc.	California
74.	Aircraft 77B-29908 Inc.	California
75.	Flying Fortress Aruba Leasing A.V.V.	Aruba
76.	ILFC Aircraft 32A-556 Limited	Ireland
77.	ILFC Aircraft 32A-775 Limited	Ireland
78.	ILFC Aircraft 33A-70 Limited	Ireland
79.	ILFC Aircraft 75B-29381 Limited	Ireland
80.	Aircraft 75B-27599 (Ireland) Trust	Ireland

*** Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions